UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 18, 2004

LAS VEGAS SANDS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-42147	04-3010100
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH
LAS VEGAS, NEVADA	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 414-1000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement

        Employment Agreements with Messrs. Weidner, Stone, Goldstein and Henry.

        On November 18, 2004, Las Vegas Sands Inc. (“LVSI”) and Las Vegas Sands Corp. (“LVSC” and with LVSI referred to together herein as the “Company”) entered into a three-year employment agreement commencing as of September 13, 2004, with automatic one-year extension rights, with Mr. Scott D. Henry. On November 18, 2004, the Company entered into five-year employment agreements with Mr. William P. Weidner, Mr. Bradley H. Stone and Mr. Robert G. Goldstein, commencing as of the consummation of the initial public offering of LVSC (the “LVSC IPO”), with automatic one-year extension rights.

        Pursuant to these employment agreements, these executive officers have such powers, duties and responsibilities as are generally associated with their offices, as may be modified or assigned by the chief executive officer and the board of directors of Las Vegas Sands Corp. and subject to the supervision of the chief executive officer and the board of directors.

        Under the employment agreements, Messrs. Weidner, Stone, Goldstein and Henry receive annual base salaries of $1,000,000, $1,000,000, $965,000, and $500,000 respectively. These executive officers receive:

•	annual bonuses (in the form of both a base bonus and annual supplemental bonus) based on the attainment of certain performance targets pursuant to the Company’s Executive Cash Incentive Plan; and
•	annual grants of options and, subject to the attainment of certain performance targets, restricted stock awards, pursuant, in each case, to the Company’s 2004 Equity Award Plan.

        These executive officers are also entitled to receive other employee benefits.

        In the event of a termination of the employment of one of these executive officers for cause (as defined in the applicable employment agreement) or a voluntary termination by the executive officer (other than for good reason), all salary and benefits for the executive officer will immediately cease (subject to any requirements of law).

        In the event of a termination of the employment of one of these executive officers by the Company without cause or a voluntary termination by the executive officer for good reason (as defined in the applicable employment agreement) other than during the two year period following a change in control (as defined in the 2004 Equity Award Plan), the Company will be obligated to pay or provide the executive officer with:

•	his salary and base bonus for the rest of the term of his employment agreement (if the officer becomes employed elsewhere, the Company is obligated to pay the difference, if any, between 50% of the salary and bonus compensation earned in such other employment and the salary and base bonus payable under his employment agreement with the Company);

•	a pro rata annual supplemental bonus at the time the bonus would normally be paid;
•	full vesting of all unvested options and restricted stock outstanding on the date of termination; and
•	continued health and welfare benefits for the remainder of the term of the employment agreement (or, if earlier, until the executive officer receives health and welfare coverage with a subsequent employer).

        In the event of a termination of the employment of one of these executive officers by the Company without cause or a termination by the executive officer for good reason within the two-year period following a change in control, the Company will be obligated to pay or provide the executive officer with:

•	a lump sum payment of two times his salary plus base bonus for the year of termination;
•	full vesting of all unvested options and restricted stock awards outstanding on the date of termination;
•	a pro rata annual supplemental bonus for the year of termination; and
•	continued health and welfare benefits for two years following termination (or, if earlier, until the executive officer receives health and welfare coverage with a subsequent employer).

        In the case of a termination of the employment of one of these executive officers due to his death or disability (as defined in the applicable employment agreement), the executive officer will be entitled to receive:

•	continued payments of salary and base bonus, less any applicable disability short term insurance payments, for a period of twelve months following the date of termination;
•	accelerated vesting of options and restricted stock awards such that all such options and awards that would have vested during the twelve month period following the date of termination will become vested as of the date of termination; and
•	a pro rata annual supplemental bonus payable at the time the bonus would normally be paid.

        If one of these executive officers terminates employment on or after the last day of a fiscal year but before the actual grant date of the restricted stock award for that fiscal year, he will be granted a fully vested award for that fiscal year on the date the award would have otherwise been made (and subject to the applicable performance target being achieved) equal to the number of shares he would have been awarded multiplied by the following applicable percentage:

•	0% if the termination was for cause or a voluntary termination (other than for good reason or retirement);
•	33 1/3% if the termination was due to death or disability; and

•	100% if the termination is by the Company without cause or by the executive for good reason or due to retirement.

        The employment agreements may not be amended, changed or modified except by a written document signed by each of the parties.

        Employment Agreement with Mr. Sheldon Adelson.

        On November 18, 2004, the Company entered into a five-year employment agreement with Mr. Sheldon G. Adelson, commencing as of the consummation of the LVSC IPO. Pursuant to his employment agreement, Mr. Adelson has such powers, duties and responsibilities as are generally associated with the position of chief executive officer, as may be modified or assigned by our board of directors and subject to the supervision of our board of directors. Mr. Adelson shall also serve as the Chairman of the board of directors of both LVSI and LVSC during the term of his employment agreement except under specific circumstances.

        Mr. Adelson will receive an annual base salary of $1,000,000. Mr. Adelson will also receive:

•	annual bonuses (in the form of both a base bonus and annual supplemental bonus) based on the attainment of certain performance targets pursuant to the Company’s Executive Cash Incentive Plan; and
•	annual grants of options and, subject to the attainment of certain performance targets, restricted stock awards, in each case, pursuant to the Company’s 2004 Equity Award Plan.
•	Mr. Adelson is also entitled to receive other employee benefits.

        In the event of a termination of Mr. Adelson’s employment by the Company for cause (as defined in his employment agreement) or due to a voluntary termination by Mr. Adelson (other than a voluntary termination by Mr. Adelson during the one year period following a change in control), all salary and benefits for Mr. Adelson will immediately cease (subject to any requirements of law).

        In the event of a termination of Mr. Adelson’s employment by the Company without cause or a termination by Mr. Adelson for good reason (as defined in his employment agreement) other than during the two year period following a change in control, the Company will be obligated to pay or provide Mr. Adelson with:

•	his salary and base bonus for the rest of the term of his employment agreement (if Mr. Adelson becomes employed elsewhere, we are obligated to pay the difference, if any, between 50% of the salary and bonus compensation earned in such other employment and the salary and base bonus payable under his employment agreement with the Company);
•	a pro rata annual supplemental bonus at the time the bonus would normally be paid;

•	full vesting of all unvested options and restricted stock awards outstanding on the date of termination; and
•	continued health and welfare benefits for the remainder of the term of the employment agreement (or, if earlier, until Mr. Adelson receives health and welfare coverage with a subsequent employer).

        In the event of a termination of Mr. Adelson’s employment by the Company without cause or a termination by Mr. Adelson for good reason within the two-year period following a change in control or a voluntary termination by Mr. Adelson at any time during the one-year period following a change in control, the Company will be obligated to pay or provide Mr. Adelson with:

•	a lump sum payment of two times his salary plus base bonus for the year of termination;
•	full vesting of all unvested options and restricted stock awards outstanding on the date of termination;
•	a pro rata annual supplemental bonus for the year of termination; and
•	continued health and welfare benefits for two years following termination (or, if earlier, until Mr.
Adelson receives health and welfare coverage with a subsequent employer). In the case of a termination of Mr. Adelson’s employment due to his death or disability (as defined in his employment agreement), Mr. Adelson would be entitled to receive:
•	continued payment of his salary, less any applicable short term disability insurance payments, for a period of twelve months following the date of termination;
•	accelerated vesting of unvested options and restricted stock awards such that all such options and awards that would have vested during the twelve month period following the date of termination will become vested as of the date of termination; and
•	a pro rata annual supplemental bonus payable at the time the bonus would normally be paid.

        If Mr. Adelson terminates employment on or after the last day of a fiscal year but before the actual grant date of the restricted stock award for that fiscal year, he will be granted a fully vested award for that fiscal year on the date the award would have otherwise been made (and subject to the applicable performance target being achieved) equal to the number of shares he would have been awarded multiplied by the following applicable percentage:

•	0% if the termination was for cause or a voluntary termination (other than for good reason, retirement or a voluntary termination during the one year period following a change in control);
•	33 1/3% if the termination was due to death or disability; and
•	100% if the termination is by the Company without cause or by Mr. Adelson for good reason, due to retirement or a voluntary termination during the one year period following a change in control.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS VEGAS SANDS, INC. By: /s/ Scott D. Henry —————————————— Name: Scott D. Henry Title: Chief Financial Officer

Dated: November 24, 2004